             AMENDED AND RESTATED STOCK PLEDGE AND ESCROW AGREEMENT

     AGREEMENT, dated effective November 1, 1995 among OSP Publishing, Inc., with an address at 5548 Lindbergh Lane, Bell, California 90201 (the "Pledgor"), Senoral, Inc., with an address at 8474 Commerce Avenue, Suite B, San Diego, California 91212 (the "Pledgee"), and Solomon Ward Seidenwurm & Smith (the "Escrow Agent"), as agent for the Pledgee.

                                    RECITALS

     A. Effective November 1, 1995, Pledgee loaned the Pledgor $750,000 pursuant to a note (as such note is amended and restated "Note") Pledgor has pledged as collateral security for the Note Five Hundred (500) of its shares of the common stock (the "Pledged Securities") of Stanley DeSantis, Inc. (the "Company").

     B. As a condition for the Pledgee making the loan pursuant to the Note, the Pledgor has agreed to secure payment of the Note by a pledge of the Pledged Securities pursuant to the terms of this Agreement. The Pledged Securities are being delivered to the Escrow Agent, as agent for the Pledgee, who will hold the Pledged Securities as security for the Pledgor's obligations hereunder.

     C. All of the undertakings, covenants, obligations and liabilities of the Pledgor under the Note, this Agreement, and the Security Agreement executed in connection with the Notes are sometimes referred to herein as the "Obligations."

     NOW, THEREFORE, it is agreed as follows:

     1. As collateral security for the Obligations of the Pledgor, the Pledgor herewith deposits and pledges to the Escrow Agent, as agent for the Pledgee, in a form transferable for delivery, and grants to the Escrow Agent for the account of the Pledgee a security interest in, the Pledged Securities, which for purposes of this Agreement shall be deemed to include the certificates evidencing the same as more particularly described in Schedule A annexed hereto, and such additional rights and property at any time and from time to time distributed in respect of or in exchange for any or all such shares including, without limitation, dividends and interest issued pursuant to any merger, reorganization, or consolidation (herein collectively with the Pledged Securities called the "Pledged Collateral").

     2. (a) The Pledgor represents and warrants that the Pledged Securities are, and will be on deposit hereunder, duly and validly pledged in accordance with the law, and that the pledge of the Pledged Securities pursuant to this Agreement creates a valid and perfected first priority security interest therein, securing the obligations of the Pledgor under this Agreement. The Pledgor agrees to defend the Pledgee's right, title, lien and security interest in and to the Pledged Securities against all claims and demands of all persons whomsoever. The Pledgor also represents and warrants to the Pledgee that the Pledgee has, and will have on deposit hereunder, good title to all of the Pledged Securities, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever (other than the lien created hereunder), and that no consent or approval of any governmental or regulatory authority is necessary to the validity of this pledge.

     (b) The Pledgor shall not, without complying with the provisions of this Paragraph, sell or transfer any other shares of capital stock of the Company, now owned or hereafter acquired, including, without limitation, any rights to receive common, preferred or convertible shares ("Other Shares"). If the Pledgor elects to sell or transfer any of the Other Shares owned by the Pledgor, or any interest in such Other Shares, then such sale or transfer of Other Shares shall be conditioned upon the proposed purchaser's purchase of a proportionate number of the Pledged Securities on the same terms and conditions, with the sale proceeds being applied against the Obligations pursuant to Paragraph 8 below. Such condition shall apply irrespective of whether a breach or default has occurred or exists under the Obligations. Such condition is for the sole benefit of Pledgee and may be waived in writing by Pledgee, in its sole and absolute discretion.

     3. (a) The Pledgee represents and warrants that (i) the authorized capital stock of the Company is comprised solely of 1,000 shares of common stock, One Thousand (1000) of which are issued and outstanding; (ii) The Pledgor owns a total of 510 shares of stock in the Company (including the Pledged Securities), (iii) there art no outstanding options, warrants, convertible Instruments or other rights to acquire common stock or any other capital stock of the Company ("Stock Rights"); (iv) there are no shares of the Company's stock held in treasury, and (v) the issued and outstanding shares of the Company have been validly and duly issued and are not subject to any preemptive rights, voting trust agreements or other contracts, agreements or arrangements restricting voting or dividend rights or transferability.

     (b) The Pledgor shall not, without the prior written consent of Pledgee, cause the Company to take, or vote in favor of, any action or enter into any agreement to (i) issue, sell, or otherwise dispose of any shares of capital stock in the Company; (ii) acquire any of the shares of capital stock in the Company; or (iii) grant or accept any Stock Rights.

     4. At any time and from time to time after a breach, default or event (after giving effect to any applicable giving of notice or passage of time) of or under any of the obligations, the Pledgee may, by notice to the Escrow Agent and the Pledgor, which notice shall specify the amount outstanding and due under the Obligations, cause all or any of the Pledged Collateral to be transferred to or registered in its name or the name of its nominee or nominees. The Escrow Agent shall have the authority to transfer the Pledged Collateral to Pledgee on the Company's books and records and shall deliver the Pledged Collateral to the Pledgee not earlier than 10 days after the Escrow Agent's receipt of such notice from the Pledgee.

     5. So long as there shall exist no condition, event or act which, with notice and lapse of time, would constitute a breach, default or an event of default of or under any of the Obligations, the Pledgor shall be entitled:

          (a) To exercise the voting power with respect to the Pledged Securities, and for that purpose the Pledgee shall cause the Escrow Agent to execute from time to time, at the expense of the Pledgor, such proxies or other instruments in favor of the Pledgor or their nominees, in such form and for such purposes as shall be reasonably required by the Pledgor to enable them to exercise such voting power with respect to the Pledged Collateral, and

          (b) To receive and retain for its own account any and all dividends (other than stock or liquidating dividends) and interest at any time and from time to time declared or paid upon any of the Pledged Collateral.

          (c) Notwithstanding the foregoing, the Pledgor shall not, without the prior written consent of Pledgee, vote in favor of or allow any of the following actions of the Company or enter into any agreement to : (i) amend the Company's Articles of Incorporation or bylaws; (ii) sell any capital asset, or group of assets, of the Company with a value of more than $20,000.00, in a single transaction or a series of transactions; (iii) undertake any Reorganization or Short-Form Merger (as those terms are defined in California Corporations
Code Sections 181 and 187, respectively); or (iv) undertake any other corporate action for which shareholder approval is required by the California General Corporate Law, except for the election or removal of directors.

     6. In case, upon the dissolution or liquidation (in whole or in part) of the Company, any sum shall be paid as a liquidation dividend or otherwise upon or with respect to any of the Pledged Collateral, and in case any sum shall be paid on account of the principal of any of the Pledged Collateral which shall be an obligation, such sum shall be paid over to the Escrow Agent, to be held by the Escrow Agent as additional collateral hereunder. In case any stock dividend shall be declared on any of the Pledged Collateral, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital shall be made on any of the Pledged Collateral, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Collateral pursuant to a recapitalization or reclassification of the capital, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization, or to the merger or consolidation with or into another corporation, of the Company, the shares, obligations or other property so distributed shall be delivered to the Escrow Agent, to be held by it as additional collateral hereunder, and all of the same shall constitute Pledged Collateral for all purposes hereof.

     7. So long as there shall exist a condition, event or act which, with notice and lapse of time, would constitute a breach, default or an event of default under any of the obligations, the Pledgee shall be entitled to exercise all voting power with respect to the
                                        3

Pledged Collateral and to receive and retain, as additional collateral hereunder, any and all dividends and interest at any time and from time to time declared or paid upon any of the Pledged Collateral.

     8. Any cash received and retained by the Escrow Agent as additional collateral hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by the Pledgee, at its option, to any payments due under the Obligations as follows:

     FIRST, to the payment of late charges, if any, and interest accrued on the Obligations;

     SECOND, to the payment of all Obligations then due and payable other than those specified in clause First above (the allocation of such payment to be made by the Pledgee in its sole discretion); and

     THIRD, to pay the remainder, if any, to the Pledgor or such other person as Pledgee and/or Escrow Agent reasonably determine may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     9 . Notwithstanding any other provision of this Agreement, upon receipt by the Escrow Agent of written instructions signed by or on behalf of the Pledgor and the Pledgee, the Escrow Agent shall make any other payment or delivery of the Pledged Collateral then held hereunder as may be specified in such instructions.

     10. In the event that the Pledgee shall receive any Pledged Collateral pursuant to paragraph 4 hereof:

          (a)(i) The Pledgee, without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, upon such terms as the Pledgee may deem commercially reasonable, all or any of the Pledged Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Pledged Collateral or any of them may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Pledgee may grant options, the Pledgor hereby waiving and releasing any and all equity or right of redemption. If any of the Pledged Collateral is sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Pledgee may resell such Pledged Collateral. In no event shall the Pledgor be credited with any part of the proceeds of sale of any Pledged Collateral until cash payment thereof has actually been received by the Pledgee.

          (ii) No demand, advertisement or notice (except as provided for below), all of which are hereby expressly waived by the Pledgor shall be required in connection with any sale or other disposition of any party of the Pledged Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; provided, however, that the Pledgee shall give the Pledgor at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demands, advertisements and notices hereby waived. Any such public sale shall be held at such time or times within ordinary business hours as Pledgee shall fix in the notice of such sale. The Pledgee shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each private sale of Pledged Collateral of a type customarily sold in a recognized market and upon each public sale, the Pledgee may purchase all or any of the Pledged Collateral being sold, free from any equity or right of redemption, which is hereby waived and released, and may make payment therefor (by endorsement without recourse) by promissory note in lieu of cash for the amount then due thereon which the Pledgor hereby agrees to accept. In the case of all sales of Pledged Collateral, public or private, the Pledgor shall pay all costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Pledgee shall apply any residue to any payments due under the obligations. The balance, if any, remaining after payment in full of all amounts due under the obligations, shall be paid to the Pledgor, subject to any duty of the Pledgee, imposed by law to the holder of any subordinate security interest in the Pledged Collateral known to the Pledgee.

          (iii) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the United States Securities Act of 1933, as amended, as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Pledgee has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the Pledgee, even if it would agree, to register such Pledged Collateral for public sale under such applicable securities laws. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          (b) The Pledgee shall be irrevocably appointed as the Pledgor's attorney-in-fact and shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

          (c) The Pledgor releases the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Collateral and/or any actions, taken or omitted to be taken by the Pledgee with respect thereto, and the Pledgor hereby agrees to indemnify and hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands, provided, however, that such release or indemnification shall not apply in the event of Pledgee's gross negligence or willful misconduct.

          (d) No failure on the part of Pledge to exercise and no delay in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. The remedies provided herein in favor of the Pledgee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Pledgee existing at law or in equity.

          (e) Notwithstanding any other provision contained herein, in the event the Pledgee seeks to sell or transfer the Pledged Collateral pursuant to
Section 10(a), or otherwise, the Pledgor shall have the absolute right to match any bona fide offer received by the Pledgee, provided that such offer is for a cash sale of the Pledged Collateral and provided that the Pledgor promptly and timely tenders the cash required by such offer.

          (f) Notwithstanding any other provision contained herein, the Pledgee shall release the Pledged Collateral in proportion to the Obligations satisfied at the Maturity Date by the Pledgor (as such terms are defined in the Note); provided, however, that the foregoing proportionate release shall not apply to any payment made after November 1, 1996.

          (g) Pledgee shall be entitled to any other remedy available under applicable law and all Pledgee's remedies under this Agreement shall be cumulative.

     11. The Pledgor hereby appoints the Pledgee as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which either the Pledgor or Pledgee may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     12. Upon payment in full of the Note and any other amounts due and payable in connection with the Obligations, the Pledgor shall be entitled to the return of the Pledged Collateral and other property and cash which have not been used or applied toward the payment of such indebtedness. The assignment by the Pledgee or the Escrow Agent to the

Pledgor of such Pledged Collateral and other properly shall be without representation or warranty of any nature whatsoever and wholly without recourse. This Agreement shall terminate at the time when all of the Pledged Collateral held hereunder have been delivered by the Escrow Agent as provided in this Agreement.

     13. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which shall govern and control with respect to its rights, duties, liabilities and immunities:

     (a) The duties of the Escrow Agent are only such as are herein specifically provided, being purely ministerial in nature and no additional duties shall be inferred herefrom or implied hereby. The Escrow Agent shall incur no liability whatsoever to the Pledgee, the Pledgor or otherwise, except for its own willful misconduct or gross negligence.

     (b) The Escrow Agent shall be under no responsibility in respect of any of the items deposited with it other than to follow the provisions of this Agreement. The Escrow Agent may consult with counsel and shall be fully protected in any action taken or omitted in good faith, in accordance with advice of such counsel.

     (c) The Escrow Agent shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so by the Pledgee or the Pledgor and shall be fully indemnified by the requesting party or parties to its satisfaction against the cost and expense of such defense. The Escrow Agent shall not be required to institute legal proceedings of any kind.

     (d) The Escrow Agent shall have no responsibility for the genuineness, validity or value of any certificate, document or other item deposited with or delivered to it, and the Escrow Agent shall be fully protected in acting in accordance therewith.

     (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or shall receive instructions from the Pledgee or the Pledgor with respect to the Pledged Collateral that, in its opinion, are in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by both the Pledgee and the Pledgor or by a final order of a court of competent jurisdiction.

     (f) Notwithstanding any provision to the contrary contained in any other agreement (excluding any amendment to this Agreement) between any of the parties hereto, the Escrow Agent shall have no interest in the Pledged Collateral except as provided in this Agreement.

     (G) In the event that any of the terms and provisions (excluding any amendment to this Agreement) between any of the parties hereto conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement in respect of the rights and duties of the Escrow Agent shall govern and control in all respects.

     (h) Nothing in this Agreement shall be deemed to prohibit the Escrow Agent from providing legal services or representation to one or all of the parties to this Agreement in connection with any matter whatsoever.

     (i) The Escrow Agent may at any time by written notice given to all parties to this Agreement resign its position under this Agreement, whereupon the other parties to this Agreement shall designate one or more persons to act as a successor. If such parties shall fail to designate such a successor, such parties agree to apply to the American Arbitration Association for the designation of a successor.

     (j) The Escrow Agent shall not receive any compensation for its services hereunder, except that the Pledgor agrees to reimburse the Escrow Agent on demand for all necessary and ordinary expenses (including reasonable attorneys' fees, whether for its own services as counsel or for the services of other counsel which shall apply solely in the event of a default) incurred by the Escrow Agent in the performance of its duties hereunder.

     14. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered by hand, against acknowledgment of receipt, or by a recognized overnight courier service:

     PLEDGEE:            Senoral, Inc.
                         8474 Commerce Avenue, Suite B
                         San Diego, California 91212
                         Attention: Alan Saloner

     with a copy to:     Solomon Ward Seidenwurm & Smith
                         401 B Street, Suite 1200
                         San Diego, California 92101
                         Attention: Norman L. Smith, Esq.

     PLEDGOR:            OSP Publishing, Inc.
                         5548 Lindbergh Lane
                         Bell, California 90201
                         Attn: President

     with a copy to:     Samaha, Grogin & Stulberg
                         35 North Lake Avenue, Suite 810
                         Pasadena, California 91101
                         Attention:  Jeffrey P. Grogin, Esq.

     ESCROW AGENT:       Solomon Ward Seidenwurm & Smith
                         401 B Street, Suite 1200
                         San Diego, California 92101
                         Attention: Norman L. Smith, Esq.

     15. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until payment in full of the Note and all other amounts due and payable in connection with the Obligations.

     16. This Agreement and the rights and obligations of the Pledgee and the Pledgor hereunder shall be construed in accordance with and governed by the law of the State of California applicable to agreements made and to be performed wholly within California, cannot be changed orally and shall bind and inure to the benefit of the Pledgor and the Pledgee and their respective successors and assigns and all subsequent holders of the Note.

     17. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     18. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses, and reasonable attorneys' and expert witness fees relating to or arising out of (a) such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including, without limitation, one to enforcer any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and reasonable attorneys' and expert witness fees.

     IN WITNESS WHEREOF, the Pledgor, the Pledgee, and the Escrow Agent have caused this Pledge Agreement to be duly executed as of the day and year first above written.


PLEDGOR:
OSP PUBLISHING, INC.



/s/ Joseph C. Angard
- -----------------------------------
Joseph C. Angard
Chairman of the Board

PLEDGEE:
SENORAL, INC.


- -----------------------------------
Alan Saloner
President


ESCROW AGENT:
SOLOMON WARD SEIDENWURM & SMITH



- -----------------------------------
Norman L. Smith, Esq.
Partner

                                   SCHEDULE A

Shareholder              Certificate Number       Number of Shares
- -----------              ------------------       -----------------

OSP PUBLISHING, INC.                                   360

OSP PUBLISHING, INC.                                   140